                                                                    EXHIBIT 99.1

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                                                            Collins & Aikman
                                                                             Canada Domestic
                                                        Collins & Aikman     Holding Company      Collins & Aikman   JPS Automotive,
                                            Total     Corporation 05-55927       05-5930       Products Co. 05-55932  Inc. 05-55935
                                         ------------ --------------------  -----------------  --------------------- ---------------
Net Outside Sales                        129,530,638            0                       0            32,156,297         24,467,842
I/C Net Sales                             10,469,584            0                       0            (2,919,873)         5,118,967
                                         -----------           --              ----------           -----------         ----------
               TOTAL SALES               140,000,222            0                       0            29,236,424         29,586,809

Cost of Sales                            139,335,155            0                       0            23,588,153         29,019,512
                                         -----------           --              ----------           -----------         ----------

              GROSS PROFIT                   665,067            0                       0             5,648,271            567,297

Selling, general & administrative
expenses                                  19,473,769            0                       0            16,794,421                  0
                                         -----------           --              ----------           -----------         ----------

            OPERATING INCOME             (18,808,702)           0                       0           (11,146,150)           567,297

Interest Expense, net                      7,168,400            0                       0             7,168,400                  0
Intercompany Interest, net                (2,473,350)           0              (2,038,593)             (434,757)                 0
Preferred Stock Accretion                          0            0                       0                     0                  0
Miscellaneous (Income)/Expense                     0            0                       0                     0                  0
Corporate Allocation Adjustment                    0            0                       0                     0                  0
Commission Income                           (179,991)           0                       0              (179,991)                 0
Commission Expense                                 0            0                       0                     0                  0
Royalty Income                              (449,357)           0                       0              (449,357)                 0
Royalty Expense                                    0            0                       0                     0                  0
Income from Invest in JV                           0            0                       0                     0                  0
Minority Interest in Cons Net Income               0            0                       0                     0                  0
Dividend Income                                    0            0                       0                     0                  0
Discount/Income for Carcorp                        0            0                       0                     0                  0
Gain/(Loss) Early Extinguishment of Debt           0            0                       0                     0                  0
Discount/Premium on Hedges                         0            0                       0                     0                  0
(Gain)/Loss on Hedges                              0            0                       0                     0                  0
(Gain)/Loss on Swaps                               0            0                       0                     0                  0
NAAIS Intercompany Sales Profit                    0            0                       0                     0                  0
loss on Sale of Receivables                        0            0                       0                     0                  0
Restructuring Provision                            0            0                       0                     0                  0
Foreign Transactions-(Gain)/Loss            (246,380)           0                (265,377)                8,915                  0
Amort of Discount on NPV of Liabilities            0            0                       0                     0                  0
(Gain)/Loss Sale-Leaseback Transaction             0            0                       0                     0                  0
                                         -----------           --              ----------           -----------         ----------

INCOME FROM CONTINUING OPERATIONS BEFORE
              INCOME TAXES               (22,628,024)           0                2,303,970          (17,259,361)           567,297

Federal Income Tax                                 0            0                       0                     0                  0
Foreign Income Tax                            23,999            0                       0                23,999                  0
State Income Tax                                   0            0                       0                     0                  0
Other Income Tax                                   0            0                       0                     0                  0
                                         -----------           --              ----------           -----------         ----------

    INCOME FROM CONTINUING OPERATIONS    (22,652,023)           0               2,303,970           (17,283,360)           567,297

Discontinued Operations (Gain)/Loss          110,035            0                       0                     0                  0
Gain/Loss on Sale of Divisions                     0            0                       0                     0                  0
Extraordinary Items                                0            0                       0                     0                  0
Integration                                        0            0                       0                     0                  0
                                         -----------           --              ----------           -----------         ----------
               NET INCOME                (22,762,058)           0               2,303,970           (17,283,360)           567,297
                                         ===========           ==              ==========           ===========         ==========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                                                                                                           Amco
                                                                 Collins & Aikman     Owosso Thermal      Southwest    Convertible
                                            Dura Convertible    Development Company   Forming, L.L.C.     Laminates,  Fabrics, Inc.
                                         Systems, Inc. 05-55942       05-55943           05-55946       Inc. 05-55948    05-55949
                                         ---------------------- ------------------- ------------------  ------------- -------------
Net Outside Sales                               10,090,998                0               1,047,465       5,195,652             0
I/C Net Sales                                    2,202,135                0                 142,139      (4,627,292)    2,525,876
                                                ----------               --               ---------      ----------     ---------
               TOTAL SALES                      12,293,133                0               1,189,604         568,360     2,525,876

Cost of Sales                                   12,701,530                0                 932,944         504,566     1,589,914
                                                ----------               --               ---------      ----------     ---------

              GROSS PROFIT                        (408,398)               0                 256,660          63,793       935,962

Selling, general & administrative
expenses                                           140,856                0                       0          (1,361)            0
                                                ----------               --               ---------      ----------     ---------

            OPERATING INCOME                      (549,254)               0                 256,660          65,154       935,962

Interest Expense, net                                    0                0                       0               0             0
Intercompany Interest, net                               0                0                       0               0             0
Preferred Stock Accretion                                0                0                       0               0             0
Miscellaneous (Income)/Expense                           0                0                       0               0             0
Corporate Allocation Adjustment                          0                0                       0               0             0
Commission Income                                        0                0                       0               0             0
Commission Expense                                       0                0                       0               0             0
Royalty Income                                           0                0                       0               0             0
Royalty Expense                                          0                0                       0               0             0
Income from Invest in JV                                 0                0                       0               0             0
Minority Interest in Cons Net Income                     0                0                       0               0             0
Dividend Income                                          0                0                       0               0             0
Discount/Income for Carcorp                              0                0                       0               0             0
Gain/(Loss) Early Extinguishment of Debt                 0                0                       0               0             0
Discount/Premium on Hedges                               0                0                       0               0             0
(Gain)/Loss on Hedges                                    0                0                       0               0             0
(Gain)/Loss on Swaps                                     0                0                       0               0             0
NAAIS Intercompany Sales Profit                          0                0                       0               0             0
loss on Sale of Receivables                              0                0                       0               0             0
Restructuring Provision                                  0                0                       0               0             0
Foreign Transactions-(Gain)/Loss                    59,233                0                       0               0             0
Amort of Discount on NPV of Liabilities                  0                0                       0               0             0
(Gain)/Loss Sale-Leaseback Transaction                   0                0                       0               0             0
                                                ----------               --               ---------      ----------     ---------

INCOME FROM CONTINUING OPERATIONS BEFORE          (608,487)               0                 256,660          65,154       935,962
              INCOME TAXES

Federal Income Tax                                       0                0                       0               0             0
Foreign Income Tax                                       0                0                       0               0             0
State Income Tax                                         0                0                       0               0             0
Other Income Tax                                         0                0                       0               0             0
                                                ----------               --               ---------      ----------     ---------

    INCOME FROM CONTINUING OPERATIONS             (608,487)               0                 256,660          65,154       935,962

Discontinued Operations (Gain)/Loss                      0                0                       0               0             0
Gain/Loss on Sale of Divisions                           0                0                       0               0             0
Extraordinary Items                                      0                0                       0               0             0
Integration                                              0                0                       0               0             0
                                                ----------               --               ---------      ----------     ---------
               NET INCOME                         (608,487)               0                 256,660          65,154       935,962
                                                ==========               ==               =========      ==========     =========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                         Collins & Aikman                                                           Collins & Aikman
                                          International     Collins & Aikman     Collins & Aikman                      Automotive
                                         Corporation 05-  Accessory Mats, Inc. Automotive Interiors, Brut Plastics,    Exteriors,
                                              55951            05-55952            Inc. 05-55956     Inc. 05-55957   Inc. 05-55958
                                         ---------------- -------------------- --------------------- -------------- ----------------
Net Outside Sales                                  0           7,962,085             17,649,387              0         15,212,067
I/C Net Sales                                      0          (2,365,936)             7,544,076              0          1,019,024
                                                ----          ----------             ----------             --         ----------
               TOTAL SALES                         0           5,596,149             25,193,463              0         16,231,091

Cost of Sales                                      0           4,561,205             26,571,327              0         18,505,321
                                                ----          ----------             ----------             --         ----------

              GROSS PROFIT                         0           1,034,944             (1,377,864)             0         (2,274,230)

Selling, general & administrative               (516)            342,367                      0              0            130,188
                                                ----          ----------             ----------             --         ----------

            OPERATING INCOME                    (516)            692,577             (1,377,864)             0         (2,404,418)

Interest Expense, net                              0                   0                      0              0                  0
Intercompany Interest, net                         0                   0                      0              0                  0
Preferred Stock Accretion                          0                   0                      0              0                  0
Miscellaneous (Income)/Expense                     0                   0                      0              0                  0
Corporate Allocation Adjustment                    0                   0                      0              0                  0
Commission Income                                  0                   0                      0              0                  0
Commission Expense                                 0                   0                      0              0                  0
Royalty Income                                     0                   0                      0              0                  0
Royalty Expense                                    0                   0                      0              0                  0
Income from Invest in JV                           0                   0                      0              0                  0
Minority Interest in Cons Net Income               0                   0                      0              0                  0
Dividend Income                                    0                   0                      0              0                  0
Discount/Income for Carcorp                        0                   0                      0              0                  0
Gain/(Loss) Early Extinguishment of Debt           0                   0                      0              0                  0
Discount/Premium on Hedges                         0                   0                      0              0                  0
(Gain)/Loss on Hedges                              0                   0                      0              0                  0
(Gain)/Loss on Swaps                               0                   0                      0              0                  0
NAAIS Intercompany Sales Profit                    0                   0                      0              0                  0
loss on Sale of Receivables                        0                   0                      0              0                  0
Restructuring Provision                            0                   0                      0              0                  0
Foreign Transactions-(Gain)/Loss                   0                   0                      0              0             10,533
Amort of Discount on NPV of Liabilities            0                   0                      0              0                  0
(Gain)/Loss Sale-Leaseback Transaction             0                   0                      0              0                  0

INCOME FROM CONTINUING OPERATIONS BEFORE
             INCOME TAXES                       (516)            692,577             (1,377,864)             0         (2,414,952)
                                                ----          ----------             ----------             --         ----------

Federal Income Tax                                 0                   0                      0              0                  0
Foreign Income Tax                                 0                   0                      0              0                  0
State Income Tax                                   0                   0                      0              0                  0
Other Income Tax                                   0                   0                      0              0                  0
                                                ----          ----------             ----------             --         ----------

   INCOME FROM CONTINUING OPERATIONS            (516)            692,577             (1,377,864)             0         (2,414,952)

Discontinued Operations (Gain)/Loss                0                   0                      0              0                  0
Gain/Loss on Sale of Divisions                     0                   0                      0              0                  0
Extraordinary Items                                0                   0                      0              0                  0
Integration                                        0                   0                      0              0                  0
                                                ----          ----------             ----------             --         ----------
                         NET INCOME             (516)            692,577             (1,377,864)             0         (2,414,952)
                                                ====          ==========             ==========             ==         ==========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                           Collins & Aikman   Collins & Aikman   Wickes Asset   Collins & Aikman Collins & Aikman
                                         Asset Services, Inc.  Plastics, Inc.  Management, Inc.   Fabrics, Inc.  Properties, Inc.
                                               05-55959           05-55960         05-55962         05-55963         05-55964
                                         -------------------- ---------------- ---------------- ---------------- ----------------
Net Outside Sales                                   0               749,604            0            7,350,776            0
I/C Net Sales                                       0               521,837            0            4,627,292            0
                                                   --            ----------           --           ----------         ----
                TOTAL SALES                         0             1,271,441            0           11,978,069            0

Cost of Sales                                       0             1,486,726            0           12,528,705            0
                                                   --            ----------           --           ----------         ----

               GROSS PROFIT                         0              (215,285)           0             (550,636)           0

Selling, general & administrative
   expenses                                         0             1,447,265            0              545,016          309
                                                   --            ----------           --           ----------         ----

             OPERATING INCOME                       0            (1,662,550)           0           (1,095,652)        (309)

Interest Expense, net                               0                     0            0                    0            0
Intercompany Interest, net                          0                     0            0                    0            0
Preferred Stock Accretion                           0                     0            0                    0            0
Miscellaneous (Income)/Expense                      0                     0            0                    0            0
Corporate Allocation Adjustment                     0                     0            0                    0            0
Commission Income                                   0                     0            0                    0            0
Commission Expense                                  0                     0            0                    0            0
Royalty Income                                      0                     0            0                    0            0
Royalty Expense                                     0                     0            0                    0            0
Income from Invest in JV                            0                     0            0                    0            0
Minority Interest in Cons Net Income                0                     0            0                    0            0
Dividend Income                                     0                     0            0                    0            0
Discount/Income for Carcorp                         0                     0            0                    0            0
Gain/(Loss) Early Extinguishment of Debt            0                     0            0                    0            0
Discount/Premium on Hedges                          0                     0            0                    0            0
(Gain)/Loss on Hedges                               0                     0            0                    0            0
(Gain)/Loss on Swaps                                0                     0            0                    0            0
NAAIS Intercompany Sales Profit                     0                     0            0                    0            0
loss on Sale of Receivables                         0                     0            0                    0            0
Restructuring Provision                             0                     0            0                    0            0
Foreign Transactions-(Gain)/Loss                    0                 9,906            0                    0            0
Amort of Discount on NPV of Liabilities             0                     0            0                    0            0
(Gain)/Loss Sale-Leaseback Transaction              0                     0            0                    0            0
                                                   --            ----------           --           ----------         ----

INCOME FROM CONTINUING OPERATIONS BEFORE
            INCOME TAXES                            0            (1,672,456)           0           (1,095,652)        (309)

Federal Income Tax                                  0                     0            0                    0            0
Foreign Income Tax                                  0                     0            0                    0            0
State Income Tax                                    0                     0            0                    0            0
Other Income Tax                                    0                     0            0                    0            0
                                                   --            ----------           --           ----------         ----

     INCOME FROM CONTINUING OPERATIONS              0            (1,672,456)           0           (1,095,652)        (309)

Discontinued Operations (Gain)/Loss                 0                     0            0                    0            0
Gain/Loss on Sale of Divisions                      0                     0            0                    0            0
Extraordinary Items                                 0                     0            0                    0            0
Integration                                         0                     0            0                    0            0
                                                   --            ----------           --           ----------         ----
                NET INCOME                          0            (1,672,456)           0           (1,095,652)        (309)
                                                   ==            ==========           ==           ==========         ====

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                                                                                                          Comet
                                             Collins & Aikman                         Collins & Aikman Collins & Aikman Acoustics,
                                         Automotive (Argentina), Wickes Manufacturing  Interiors, Inc.   Europe, Inc.      Inc.
                                              Inc. 05-55965        Company 05-55968        05-55970        05-55971      05-55972
                                         ----------------------- -------------------- ---------------- ---------------- ----------
Net Outside Sales                                      0                      0               0                0             0
I/C Net Sales                                          0                      0               0                0             0
                                                      --               --------              --               --            --
               TOTAL SALES                             0                      0               0                0             0

Cost of Sales                                          0                      0               0                0             0

              GROSS PROFIT                             0                      0               0                0             0
                                                      --               --------              --               --            --

Selling, general & administrative
   expenses                                            0                      0               0                0             0
                                                      --               --------              --               --            --

            OPERATING INCOME                           0                      0               0                0             0

Interest Expense, net                                  0                      0               0                0             0
Intercompany Interest, net                             0                      0               0                0             0
Preferred Stock Accretion                              0                      0               0                0             0
Miscellaneous (Income)/Expense                         0                      0               0                0             0
Corporate Allocation Adjustment                        0                      0               0                0             0
Commission Income                                      0                      0               0                0             0
Commission Expense                                     0                      0               0                0             0
Royalty Income                                         0                      0               0                0             0
Royalty Expense                                        0                      0               0                0             0
Income from Invest in JV                               0                      0               0                0             0
Minority Interest in Cons Net Income                   0                      0               0                0             0
Dividend Income                                        0                      0               0                0             0
Discount/Income for Carcorp                            0                      0               0                0             0
Gain/(Loss) Early Extinguishment of Debt               0                      0               0                0             0
Discount/Premium on Hedges                             0                      0               0                0             0
(Gain)/Loss on Hedges                                  0                      0               0                0             0
(Gain)/Loss on Swaps                                   0                      0               0                0             0
NAAIS Intercompany Sales Profit                        0                      0               0                0             0
loss on Sale of Receivables                            0                      0               0                0             0
Restructuring Provision                                0                      0               0                0             0
Foreign Transactions-(Gain)/Loss                       0                      0               0                0             0
Amort of Discount on NPV of Liabilities                0                      0               0                0             0
(Gain)/Loss Sale-Leaseback Transaction                 0                      0               0                0             0
                                                      --               --------              --               --            --

INCOME FROM CONTINUING OPERATIONS BEFORE
             INCOME TAXES                              0                      0               0                0             0
                                                      --               --------              --               --            --

Federal Income Tax                                     0                      0               0                0             0
Foreign Income Tax                                     0                      0               0                0             0
State Income Tax                                       0                      0               0                0             0
Other Income Tax                                       0                      0               0                0             0
                                                      --               --------              --               --            --

    INCOME FROM CONTINUING OPERATIONS                  0                      0               0                0             0

Discontinued Operations (Gain)/Loss                    0                110,035               0                0             0
Gain/Loss on Sale of Divisions                         0                      0               0                0             0
Extraordinary Items                                    0                      0               0                0             0
Integration                                            0                      0               0                0             0
                                                      --               --------              --               --            --
                NET INCOME                             0               (110,035)              0                0             0
                                                      ==               ========              ==               ==            ==


                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                                                                                    Collins & Aikman
                                                             Collins & Aikman                      Automotive Overseas CW Management
                                         Gamble Development Intellimold, Inc. Becker Group, L.L.C.   Investment Inc.    Corporation
                                          Company 05-55974       05-55976          05-55977              05-5978         05-55979
                                         ------------------ ----------------- -------------------- ------------------- -------------
Net Outside Sales                                  0                 0               3,224,565               0               0
I/C Net Sales                                      0                 0              (3,407,678)              0               0
                                                  --                --              ----------              --              --
              TOTAL SALES                          0                 0                (183,113)              0               0

Cost of Sales                                      0                 0               3,058,144               0               0
                                                  --                --              ----------              --              --

              GROSS PROFIT                         0                 0              (3,241,257)              0               0

Selling, general & administrative
   expenses                                        0                 0                       0               0               0
                                                  --                --              ----------              --              --

            OPERATING INCOME                       0                 0              (3,241,257)              0               0

Interest Expense, net                              0                 0                       0               0               0
Intercompany Interest, net                         0                 0                       0               0               0
Preferred Stock Accretion                          0                 0                       0               0               0
Miscellaneous (Income)/Expense                     0                 0                       0               0               0
Corporate Allocation Adjustment                    0                 0                       0               0               0
Commission Income                                  0                 0                       0               0               0
Commission Expense                                 0                 0                       0               0               0
Royalty Income                                     0                 0                       0               0               0
Royalty Expense                                    0                 0                       0               0               0
Income from Invest in JV                           0                 0                       0               0               0
Minority Interest in Cons Net Income               0                 0                       0               0               0
Dividend Income                                    0                 0                       0               0               0
Discount/Income for Carcorp                        0                 0                       0               0               0
Gain/(Loss) Early Extinguishment of Debt           0                 0                       0               0               0
Discount/Premium on Hedges                         0                 0                       0               0               0
(Gain)/Loss on Hedges                              0                 0                       0               0               0
(Gain)/Loss on Swaps                               0                 0                       0               0               0
NAAIS Intercompany Sales Profit                    0                 0                       0               0               0
loss on Sale of Receivables                        0                 0                       0               0               0
Restructuring Provision                            0                 0                       0               0               0
Foreign Transactions-(Gain)/Loss                   0                 0                 (33,842)              0               0
Amort of Discount on NPV of Liabilities            0                 0                       0               0               0
(Gain)/Loss Sale-Leaseback Transaction             0                 0                       0               0               0
                                                  --                --              ----------              --              --

INCOME FROM CONTINUING OPERATIONS BEFORE
            INCOME TAXES                           0                 0              (3,207,415)              0               0

Federal Income Tax                                 0                 0                       0               0               0
Foreign Income Tax                                 0                 0                       0               0               0
State Income Tax                                   0                 0                       0               0               0
Other Income Tax                                   0                 0                       0               0               0
                                                  --                --              ----------              --              --

   INCOME FROM CONTINUING OPERATIONS               0                 0              (3,207,415)              0               0

Discontinued Operations (Gain)/Loss                0                 0                       0               0               0
Gain/Loss on Sale of Divisions                     0                 0                       0               0               0
Extraordinary Items                                0                 0                       0               0               0
Integration                                        0                 0                       0               0               0
                                                  --                --              ----------              --              --
             NET INCOME                            0                 0              (3,207,415)              0               0
                                                  ==                ==              ==========              ==              ==

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                                                                                Collins & Aikman
                                          Collins & Aikman   Collins & Aikman  Collins & Aikman    Automotive
                                            Automotive      arpet & Acoustic  Carpet & Acoustic   International    Collins & Aikman
                                        International, Inc.      (TN),             (MI),          Services,      (Gibraltar) Limited
                                             05-55980         Inc. 05-55984     Inc. 05-55982    Inc. 05-55985         05-55989
                                        ------------------- ----------------- ----------------- ---------------- -------------------
Net Outside Sales                                0              4,423,900             0                   0               0
I/C Net Sales                                    0                 89,017             0                   0               0
                                                --              ---------            --            --------              --
            TOTAL SALES                          0              4,512,917             0                   0               0

Cost of Sales                                    0              4,258,582             0                 499               0
                                                --              ---------            --            --------              --

           GROSS PROFIT                          0                254,336             0                (499)              0

Selling, general & administrative
             expenses                            0                      0             0                   0               0
                                                --              ---------            --            --------              --

         OPERATING INCOME                        0                254,336             0                (499)              0

Interest Expense, net                            0                      0             0                   0               0
Intercompany Interest, net                       0                      0             0                   0               0
Preferred Stock Accretion                        0                      0             0                   0               0
Miscellaneous (Income)/Expense                   0                      0             0                   0               0
Corporate Allocation Adjustment                  0                      0             0                   0               0
Commission Income                                0                      0             0                   0               0
Commission Expense                               0                      0             0                   0               0
Royalty Income                                   0                      0             0                   0               0
Royalty Expense                                  0                      0             0                   0               0
Income from Invest in JV                         0                      0             0                   0               0
Minority Interest in Cons Net Income             0                      0             0                   0               0
Dividend Income                                  0                      0             0                   0               0
Discount/Income for Carcorp                      0                      0             0                   0               0
Gain/(Loss) Early Extinguishment of
 Debt                                            0                      0             0                   0               0
Discount/Premium on Hedges                       0                      0             0                   0               0
(Gain)/Loss on Hedges                            0                      0             0                   0               0
(Gain)/Loss on Swaps                             0                      0             0                   0               0
NAAIS Intercompany Sales Profit                  0                      0             0                   0               0
loss on Sale of Receivables                      0                      0             0                   0               0
Restructuring Provision                          0                      0             0                   0               0
Foreign Transactions-(Gain)/Loss                 0                      0             0             (35,700)              0
Amort of Discount on NPV of Liabilities          0                      0             0                   0               0
(Gain)/Loss Sale-Leaseback Transaction           0                      0             0                   0               0
                                                --              ---------            --            --------              --

   INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                     0                254,336             0              35,201               0

Federal Income Tax                               0                      0             0                   0               0
Foreign Income Tax                               0                      0             0                   0               0
State Income Tax                                 0                      0             0                   0               0
Other Income Tax                                 0                      0             0                   0               0
                                                --              ---------            --            --------              --

   INCOME FROM CONTINUING OPERATIONS             0                254,336             0              35,201               0

Discontinued Operations (Gain)/Loss              0                      0             0                   0               0
Gain/Loss on Sale of Divisions                   0                      0             0                   0               0
Extraordinary Items                              0                      0             0                   0               0
Integration                                      0                      0             0                   0               0
                                                --              ---------            --            --------              --

           NET INCOME                            0                254,336             0              35,201               0
                                                ==              =========            ==            ========              ==


                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                              FOR THE MONTH ENDING
                                 April 29, 2006

                                         Collins & Aikman      New Baltimore       Collins & Aikman   Collins & Aikman
                                        Automotive (Asia),   Holdings, L.L.C..   Automotive Services, Automotive Mats,
                                          Inc. 05-55991          05-55992          L.L.C. 05-55981    L.L.C. 05-55969
                                        ------------------ --------------------- -------------------- ----------------
Net Outside Sales                                 0                     0                  0                 0
I/C Net Sales                                     0                     0                  0                 0
                                            -------               -------                 --                --

            TOTAL SALES                           0                     0                  0                 0

Cost of Sales                                     0                28,026                  0                 0
                                            -------               -------                 --                --

           GROSS PROFIT                           0               (28,026)                 0                 0

Selling, general & administrative
            expenses                         74,191                     0                  0                 0
                                            -------               -------                 --                --

         OPERATING INCOME                   (74,191)              (28,026)                 0                 0

Interest Expense, net                             0                     0                  0                 0
Intercompany Interest, net                        0                     0                  0                 0
Preferred Stock Accretion                         0                     0                  0                 0
Miscellaneous (Income)/Expense                    0                     0                  0                 0
Corporate Allocation Adjustment                   0                     0                  0                 0
Commission Income                                 0                     0                  0                 0
Commission Expense                                0                     0                  0                 0
Royalty Income                                    0                     0                  0                 0
Royalty Expense                                   0                     0                  0                 0
Income from Invest in JV                          0                     0                  0                 0
Minority Interest in Cons Net Income              0                     0                  0                 0
Dividend Income                                   0                     0                  0                 0
Discount/Income for Carcorp                       0                     0                  0                 0
Gain/(Loss) Early Extinguishment of
 Debt                                             0                     0                  0                 0
Discount/Premium on Hedges                        0                     0                  0                 0
(Gain)/Loss on Hedges                             0                     0                  0                 0
(Gain)/Loss on Swaps                              0                     0                  0                 0
NAAIS Intercompany Sales Profit                   0                     0                  0                 0
loss on Sale of Receivables                       0                     0                  0                 0
Restructuring Provision                           0                     0                  0                 0
Foreign Transactions-(Gain)/Loss                (49)                    0                  0                 0
Amort of Discount on NPV of Liabilities           0                     0                  0                 0
(Gain)/Loss Sale-Leaseback Transaction            0                     0                  0                 0
                                            -------               -------                 --                --

   INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES               (74,142)              (28,026)                 0                 0

Federal Income Tax                                0                     0                  0                 0
Foreign Income Tax                                0                     0                  0                 0
State Income Tax                                  0                     0                  0                 0
Other Income Tax                                  0                     0                  0                 0
                                            -------               -------                 --                --

  INCOME FROM CONTINUING OPERATIONS         (74,142)              (28,026)                 0                 0

Discontinued Operations (Gain)/Loss               0                     0                  0                 0
Gain/Loss on Sale of Divisions                    0                     0                  0                 0
Extraordinary Items                               0                     0                  0                 0
Integration                                       0                     0                  0                 0
                                            -------               -------                 --                --

          NET INCOME                        (74,142)              (28,026)                 0                 0
                                            =======               =======                 ==                ==


                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                                              Collins & Aikman
                                                                               Canada Domestic   Collins & Aikman  JPS Automotive,
                                                         Collins & Aikman      Holding Company      Products Co.        Inc.
                                             Total      Corporation 05-55927      05-55930            05-55932         05-55935
                                         -------------  --------------------  -----------------  ----------------  ---------------
Net Outside Sales                        1,958,655,922            0                        0          524,131,761      277,544,769
I/C Net Sales                              113,127,017            0                        0          (29,506,234)      35,199,547
                                         -------------           --              -----------          -----------      -----------
               TOTAL SALES               2,071,782,939            0                        0          494,625,527      312,744,316

Cost of Sales                            1,856,121,221            0                        0          285,945,317      298,698,113
                                         -------------           --              -----------          -----------      -----------

               GROSS PROFIT                215,661,718            0                        0          208,680,210       14,046,203

Selling, general & administrative
expenses                                   249,839,970            0                        0          217,370,462          261,319
                                         -------------           --              -----------          -----------      -----------

           OPERATING INCOME                (34,178,252)           0                        0           (8,690,252)      13,784,884

Interest Expense, net                       86,083,637            0                        0           86,168,975                0
Intercompany Interest, net                 (31,654,181)           0              (24,015,479)          (9,093,126)         258,594
Preferred Stock Accretion                            0            0                        0                    0                0
Miscellaneous (Income)/Expense                   2,906            0                        0                2,362                0
Corporate Allocation Adjustment            (14,846,338)           0                        0          (56,203,402)       5,047,195
Commission Income                           (1,817,462)           0                        0           (1,817,462)               0
Commission Expense                                   0            0                        0                    0                0
Royalty Income                              (5,076,829)           0                        0           (5,018,734)               0
Royalty Expense                                      0            0                        0                    0                0
Income from Invest in JV                       177,794            0                        0                    0                0
Minority Interest in Cons Net Income                 0            0                        0                    0                0
Dividend Income                                      0            0                        0                    0                0
Discount/Income for Carcorp                      2,592            0                        0                2,592                0
Gain/(Loss) Early Extinguishment of Debt             0            0                        0                    0                0
Discount/Premium on Hedges                           0            0                        0                    0                0
(Gain)/Loss on Hedges                                0            0                        0                    0                0
(Gain)/Loss on Swaps                                 0            0                        0                    0                0
NAAIS Intercompany Sales Profit                      0            0                        0                    0                0
loss on Sale of Receivables                          0            0                        0                    0                0
Restructuring Provision                              0            0                        0                    0                0
Foreign Transactions-(Gain)/Loss              (288,435)           0               (1,220,867)           1,066,933           (4,512)
Amort of Discount on NPV of Liabilities              0            0                        0                    0                0
(Gain)/Loss Sale-Leaseback Transaction               0            0                        0                    0                0
                                         -------------           --              -----------          -----------      -----------

  INCOME FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                 (66,761,935)           0               25,236,347          (23,798,389)       8,483,607

Federal Income Tax                          (4,090,271)           0                        0           (4,090,271)               0
State Income Tax                             1,000,000            0                        0            1,000,000                0
Foreign Income Tax                             877,227            0                        0              877,227                0
Other Income Tax                                     0            0                        0                    0                0
                                         -------------           --              -----------          -----------      -----------

       INCOME FROM CONTINUING OPERATIONS   (64,548,891)           0               25,236,347          (21,585,345)       8,483,607

Discontinued Operations (Gain)/Loss         (7,673,225)           0                        0                    0                0
Gain/Loss on Sale of Divisions                       0            0                        0                    0                0
Extraordinary Items                                  0            0                        0                    0                0
Integration                                          0            0                        0                    0                0
                                         -------------           --              -----------          -----------      -----------
               NET INCOME                  (56,875,667)           0               25,236,347          (21,585,345)       8,483,607
                                         =============           ==              ===========          ===========      ===========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                            Collins & Aikman  Owosso Thermal
                                          Dura Convertible    Development        Forming,         Southwest    Amco Convertible
                                           Systems, Inc.       Company            L.L.C.          Laminates,     Fabrics, Inc.
                                              05-55942         05-55943          05-55946       Inc. 05-55948     05-55949
                                          ----------------  ----------------  --------------  ---------------  ----------------
Net Outside Sales                              101,912,522         0              10,058,925       81,941,096                 0
I/C Net Sales                                   20,401,792         0               2,137,855      (61,899,804)       23,969,951
                                               -----------        --              ----------      -----------        ----------
               TOTAL SALES                     122,314,314         0              12,196,780       20,041,292        23,969,951

Cost of Sales                                  127,780,366         0              14,379,567       17,275,380        15,728,307
                                               -----------        --              ----------      -----------        ----------

               GROSS PROFIT                     (5,466,053)        0              (2,182,787)       2,765,912         8,241,645

Selling, general & administrative
expenses                                         3,358,310         0                   1,127         (105,362)                0
                                               -----------        --              ----------      -----------        ----------

           OPERATING INCOME                     (8,824,363)        0              (2,183,914)       2,871,274         8,241,645

Interest Expense, net                                    0         0                       0                0                 0
Intercompany Interest, net                         144,063         0                       0                0                 0
Preferred Stock Accretion                                0         0                       0                0                 0
Miscellaneous (Income)/Expense                           0         0                       0                0                 0
Corporate Allocation Adjustment                    899,997         0                       0          577,260                 0
Commission Income                                        0         0                       0                0                 0
Commission Expense                                       0         0                       0                0                 0
Royalty Income                                           0         0                       0                0                 0
Royalty Expense                                          0         0                       0                0                 0
Income from Invest in JV                                 0         0                       0                0                 0
Minority Interest in Cons Net Income                     0         0                       0                0                 0
Dividend Income                                          0         0                       0                0                 0
Discount/Income for Carcorp                              0         0                       0                0                 0
Gain/(Loss) Early Extinguishment of Debt                 0         0                       0                0                 0
Discount/Premium on Hedges                               0         0                       0                0                 0
(Gain)/Loss on Hedges                                    0         0                       0                0                 0
(Gain)/Loss on Swaps                                     0         0                       0                0                 0
NAAIS Intercompany Sales Profit                          0         0                       0                0                 0
loss on Sale of Receivables                              0         0                       0                0                 0
Restructuring Provision                                  0         0                       0                0                 0
Foreign Transactions-(Gain)/Loss                   (33,290)        0                       0                0                 0
Amort of Discount on NPV of Liabilities                  0         0                       0                0                 0
(Gain)/Loss Sale-Leaseback Transaction                   0         0                       0                0                 0
                                               -----------        --              ----------      -----------        ----------

     INCOME FROM CONTINUING OPERATIONS
            BEFORE INCOME TAXES                 (9,835,133)        0              (2,183,914)       2,294,014         8,241,645

Federal Income Tax                                       0         0                       0                0                 0
State Income Tax                                         0         0                       0                0                 0
Foreign Income Tax                                       0         0                       0                0                 0
Other Income Tax                                         0         0                       0                0                 0
                                               -----------        --              ----------      -----------        ----------

       INCOME FROM CONTINUING OPERATIONS        (9,835,133)        0              (2,183,914)       2,294,014         8,241,645

Discontinued Operations (Gain)/Loss                      0         0                       0                0                 0
Gain/Loss on Sale of Divisions                           0         0                       0                0                 0
Extraordinary Items                                      0         0                       0                0                 0
Integration                                              0         0                       0                0                 0
                                               -----------        --              ----------      -----------        ----------
               NET INCOME                       (9,835,133)        0              (2,183,914)       2,294,014         8,241,645
                                               ===========        ==              ==========      ===========        ==========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                                                                                      Collins &
                                         Collins & Aikman                                                              Aikman
                                          International    Collins & Aikman     Collins & Aikman     Brut Plastics,   Automotive
                                           Corporation    Accessory Mats, Inc. Automotive Interiors,    Inc. 05-      Exteriors,
                                             05-55951          05-55952           Inc. 05-55956          55957       Inc. 05-55958
                                         ---------------- -------------------- --------------------- -------------- --------------
Net Outside Sales                                   0          118,904,996          370,542,209             0          215,495,555
I/C Net Sales                                       0          (23,456,488)          83,083,657             0            9,558,441
                                              -------          -----------         ------------            --         ------------
               TOTAL SALES                          0           95,448,509          453,625,866             0          225,053,996

Cost of Sales                                     516           78,365,423          456,805,990             0          229,995,990
                                              -------          -----------         ------------            --         ------------
               GROSS PROFIT                      (516)          17,083,086           (3,180,123)            0           (4,941,995)

Selling, general & administrative
expenses                                       13,136            4,079,833              266,329             0              284,720
                                              -------          -----------         ------------            --         ------------

            OPERATING INCOME                  (13,652)          13,003,253           (3,446,452)            0           (5,226,714)

Interest Expense, net                               0                    0                    0             0                    0
Intercompany Interest, net                          0              146,643              287,843             0              288,772
Preferred Stock Accretion                           0                    0                    0             0                    0
Miscellaneous (Income)/Expense                      0                    0                    0             0                   (0)
Corporate Allocation Adjustment                     0            2,633,645           13,855,278             0            7,358,897
Commission Income                                   0                    0                    0             0                    0
Commission Expense                                  0                    0                    0             0                    0
Royalty Income                                      0                    0                    0             0                    0
Royalty Expense                                     0                    0                    0             0                    0
Income from Invest in JV                            0                    0                    0             0                    0
Minority Interest in Cons Net Income                0                    0                    0             0                    0
Dividend Income                                     0                    0                    0             0                    0
Discount/Income for Carcorp                         0                    0                    0             0                    0
Gain/(Loss) Early Extinguishment of Debt            0                    0                    0             0                    0
Discount/Premium on Hedges                          0                    0                    0             0                    0
(Gain)/Loss on Hedges                               0                    0                    0             0                    0
(Gain)/Loss on Swaps                                0                    0                    0             0                    0
NAAIS Intercompany Sales Profit                     0                    0                    0             0                    0
loss on Sale of Receivables                         0                    0                    0             0                    0
Restructuring Provision                             0                    0                    0             0                    0
Foreign Transactions-(Gain)/Loss                    0                    0                    0             0              (62,227)
Amort of Discount on NPV of Liabilities             0                    0                    0             0                    0
(Gain)/Loss Sale-Leaseback Transaction              0                    0                    0             0                    0
                                              -------          -----------         ------------            --         ------------

   INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                 (13,652)          10,222,964          (17,589,573)            0          (12,812,156)

Federal Income Tax                                  0                    0                    0             0                    0
State Income Tax                                    0                    0                    0             0                    0
Foreign Income Tax                                  0                    0                    0             0                    0
Other Income Tax                                    0                    0                    0             0                    0
                                              -------          -----------         ------------            --         ------------

      INCOME FROM CONTINUING OPERATIONS       (13,652)          10,222,964          (17,589,573)            0          (12,812,156)

Discontinued Operations (Gain)/Loss                 0                    0                    0             0                    0
Gain/Loss on Sale of Divisions                      0                    0                    0             0                    0
Extraordinary Items                                 0                    0                    0             0                    0
Integration                                         0                    0                    0             0                    0
                                              -------          -----------         ------------            --         ------------
               NET INCOME                     (13,652)          10,222,964          (17,589,573)            0          (12,812,156)
                                              =======          ===========         ============            ==         ============

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)


                                            Collins & Aikman    Collins & Aikman   Wickes Asset   Collins & Aikman  Collins & Aikman
                                          Asset Services, Inc.   Plastics, Inc.  Management, Inc.  Fabrics, Inc.    Properties, Inc.
                                                05-55959            05-55960         05-55962         05-55963         05-55964
                                          -------------------- ----------------- ---------------- ----------------  ----------------
Net Outside Sales                                  0               14,245,092             0         103,452,525              0
I/C Net Sales                                      0                9,866,517             0          61,906,837              0
                                                  --              -----------            --         -----------        -------
                TOTAL SALES                        0               24,111,609             0         165,359,362              0

Cost of Sales                                      0               25,844,838             0         175,009,806            309
                                                  --              -----------            --         -----------        -------

                GROSS PROFIT                       0               (1,733,229)            0          (9,650,445)          (309)

Selling, general & administrative
expenses                                           0               13,896,798          (544)          7,180,023         18,239
                                                  --              -----------            --         -----------        -------

            OPERATING INCOME                       0              (15,630,027)          544         (16,830,468)       (18,548)

Interest Expense, net                              0                        0             0                   0              0
Intercompany Interest, net                         0                   23,409             0             139,351              0
Preferred Stock Accretion                          0                        0             0                   0              0
Miscellaneous (Income)/Expense                     0                        0           544                   0              0
Corporate Allocation Adjustment                    0                2,638,096             0           1,811,887              0
Commission Income                                  0                        0             0                   0              0
Commission Expense                                 0                        0             0                   0              0
Royalty Income                                     0                        0             0            (58,095)              0
Royalty Expense                                    0                        0             0                   0              0
Income from Invest in JV                           0                        0             0                   0              0
Minority Interest in Cons Net Income               0                        0             0                   0              0
Dividend Income                                    0                        0             0                   0              0
Discount/Income for Carcorp                        0                        0             0                   0              0
Gain/(Loss) Early Extinguishment of Debt           0                        0             0                   0              0
Discount/Premium on Hedges                         0                        0             0                   0              0
(Gain)/Loss on Hedges                              0                        0             0                   0              0
(Gain)/Loss on Swaps                               0                        0             0                   0              0
NAAIS Intercompany Sales Profit                    0                        0             0                   0              0
loss on Sale of Receivables                        0                        0             0                   0              0
Restructuring Provision                            0                        0             0                   0              0
Foreign Transactions-(Gain)/Loss                   0                  (39,436)            0                   0              0
Amort of Discount on NPV of Liabilities            0                        0             0                   0              0
(Gain)/Loss Sale-Leaseback Transaction             0                        0             0                   0              0
                                                  --              -----------            --         -----------        -------

   INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                      0              (18,252,096)           (0)        (18,723,611)       (18,548)

Federal Income Tax                                 0                        0             0                   0              0
State Income Tax                                   0                        0             0                   0              0
Foreign Income Tax                                 0                        0             0                   0              0
Other Income Tax                                   0                        0             0                   0              0
                                                  --              -----------            --         -----------        -------

       INCOME FROM CONTINUING OPERATIONS           0              (18,252,096)           (0)        (18,723,611)       (18,548)

Discontinued Operations (Gain)/Loss                0                        0             0                   0              0
Gain/Loss on Sale of Divisions                     0                        0             0                   0              0
Extraordinary Items                                0                        0             0                   0              0
Integration                                        0                        0             0                   0              0
                                                  --              -----------            --         -----------        -------
                NET INCOME                         0              (18,252,096)           (0)        (18,723,611)       (18,548)
                                                  ==              ===========            ==         ===========        =======

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                             Collins & Aikman        Wickes        Collins & Aikman Collins & Aikman      Comet
                                         Automotive (Argentina), Manufacturing     Interiors, Inc.    Europe, Inc.   Acoustics, Inc.
                                              Inc. 05-55965      Company 05-55968       05-55970        05-55971         05-55972
                                         ----------------------- ----------------  ---------------- ---------------- ---------------
Net Outside Sales                                     0                         0          0                0                  0
I/C Net Sales                                         0                         0          0                0                  0
                                                 ------                ----------         --               --            -------
                 TOTAL SALES                          0                         0          0                0                  0

Cost of Sales                                         0                         0          0                0                  0
                                                 ------                ----------         --               --            -------

                 GROSS PROFIT                         0                         0          0                0                  0

Selling, general & administrative
expenses                                          5,442                 2,228,246          0                0            (33,743)
                                                 ------                ----------         --               --            -------

             OPERATING INCOME                    (5,442)               (2,228,246)         0                0             33,743

Interest Expense, net                              (377)                        0          0                0                  0
Intercompany Interest, net                            0                         0          0                0                  0
Preferred Stock Accretion                             0                         0          0                0                  0
Miscellaneous (Income)/Expense                        0                         0          0                0                  0
Corporate Allocation Adjustment                       0                         0          0                0                  0
Commission Income                                     0                         0          0                0                  0
Commission Expense                                    0                         0          0                0                  0
Royalty Income                                        0                         0          0                0                  0
Royalty Expense                                       0                         0          0                0                  0
Income from Invest in JV                              0                         0          0                0                  0
Minority Interest in Cons Net Income                  0                         0          0                0                  0
Dividend Income                                       0                         0          0                0                  0
Discount/Income for Carcorp                           0                         0          0                0                  0
Gain/(Loss) Early Extinguishment of Debt              0                         0          0                0                  0
Discount/Premium on Hedges                            0                         0          0                0                  0
(Gain)/Loss on Hedges                                 0                         0          0                0                  0
(Gain)/Loss on Swaps                                  0                         0          0                0                  0
NAAIS Intercompany Sales Profit                       0                         0          0                0                  0
loss on Sale of Receivables                           0                         0          0                0                  0
Restructuring Provision                               0                         0          0                0                  0
Foreign Transactions-(Gain)/Loss                  2,107                         0          0                0                  0
Amort of Discount on NPV of Liabilities               0                         0          0                0                  0
(Gain)/Loss Sale-Leaseback Transaction                0                         0          0                0                  0
                                                 ------                ----------         --               --            -------

   INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                    (7,172)               (2,228,246)         0                0             33,743

Federal Income Tax                                    0                         0          0                0                  0
State Income Tax                                      0                         0          0                0                  0
Foreign Income Tax                                    0                         0          0                0                  0
Other Income Tax                                      0                         0          0                0                  0
                                                 ------                ----------         --               --            -------

     INCOME FROM CONTINUING OPERATIONS           (7,172)               (2,228,246)         0                0             33,743

Discontinued Operations (Gain)/Loss                   0                (7,673,225)         0                0                  0
Gain/Loss on Sale of Divisions                        0                         0          0                0                  0
Extraordinary Items                                   0                         0          0                0                  0
Integration                                           0                         0          0                0                  0
                                                 ------                ----------         --               --            -------
                 NET INCOME                      (7,172)                5,444,978          0                0             33,743
                                                 ======                ==========         ==               ==            =======


                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                                                                  Collins & Aikman        CW
                                                             Collins & Aikman                    Automotive Overseas   Management
                                         Gamble Development Intellimold, Inc.   Becker Group,     Investment Inc.      Corporation
                                          Company 05-55974       05-55976      L.L.C 05-55977         05-55978          05-55979
                                         ------------------ -----------------  ---------------  --------------------  --------------
Net Outside Sales                                 0                  0              84,164,889           0                  0
I/C Net Sales                                     0                  0             (18,747,760)          0                  0
                                                 --                 --             -----------          --                 --
                 TOTAL SALES                      0                  0              65,417,129           0                  0

Cost of Sales                                     0                  0              74,335,045           0                  0
                                                 --                 --             -----------          --                 --

                 GROSS PROFIT                     0                  0              (8,917,916)          0                  0

Selling, general & administrative
expenses                                          0                  0                 157,123           0                  0
                                                 --                 --             -----------          --                 --

             OPERATING INCOME                     0                  0              (9,075,039)          0                  0

Interest Expense, net                             0                  0                 (84,955)          0                  0
Intercompany Interest, net                        0                  0                  82,791           0                  0
Preferred Stock Accretion                         0                  0                       0           0                  0
Miscellaneous (Income)/Expense                    0                  0                       0           0                  0
Corporate Allocation Adjustment                   0                  0               5,161,646           0                  0
Commission Income                                 0                  0                       0           0                  0
Commission Expense                                0                  0                       0           0                  0
Royalty Income                                    0                  0                       0           0                  0
Royalty Expense                                   0                  0                       0           0                  0
Income from Invest in JV                          0                  0                 177,794           0                  0
Minority Interest in Cons Net Income              0                  0                       0           0                  0
Dividend Income                                   0                  0                       0           0                  0
Discount/Income for Carcorp                       0                  0                       0           0                  0
Gain/(Loss) Early Extinguishment of Debt          0                  0                       0           0                  0
Discount/Premium on Hedges                        0                  0                       0           0                  0
(Gain)/Loss on Hedges                             0                  0                       0           0                  0
(Gain)/Loss on Swaps                              0                  0                       0           0                  0
NAAIS Intercompany Sales Profit                   0                  0                       0           0                  0
loss on Sale of Receivables                       0                  0                       0           0                  0
Restructuring Provision                           0                  0                       0           0                  0
Foreign Transactions-(Gain)/Loss                  0                  0                 (47,276)          0                  0
Amort of Discount on NPV of Liabilities           0                  0                       0           0                  0
(Gain)/Loss Sale-Leaseback Transaction            0                  0                       0           0                  0
                                                 --                 --             -----------          --                 --

   INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                     0                  0             (14,365,040)          0                  0

Federal Income Tax                                0                  0                       0           0                  0
State Income Tax                                  0                  0                       0           0                  0
Foreign Income Tax                                0                  0                       0           0                  0
Other Income Tax                                  0                  0                       0           0                  0
                                                 --                 --             -----------          --                 --

      INCOME FROM CONTINUING OPERATIONS           0                  0             (14,365,040)          0                  0

Discontinued Operations (Gain)/Loss               0                  0                       0           0                  0
Gain/Loss on Sale of Divisions                    0                  0                       0           0                  0
Extraordinary Items                               0                  0                       0           0                  0
Integration                                       0                  0                       0           0                  0
                                                 --                 --             -----------          --                 --
                 NET INCOME                       0                  0             (14,365,040)          0                  0
                                                 ==                 ==             ===========          ==                 ==

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                                                                   Collins & Aikman
                                         Collins & Aikman                                             Automotive    Collins & Aikman
                                            Automotive     Collins & Aikman     Collins & Aikman     International    (Gibraltar)
                                          International,   Carpet & Accoustic  Carpet & Accoustic   Services, Inc.      Limited
                                          Inc. 05-55980   (TN), Inc. 05-55984 (MI), Inc. 05-55982      05-55985        05-55989
                                         ---------------- ------------------- -------------------  ---------------- ----------------
Net Outside Sales                                 0           56,261,583                 0                 0                 0
I/C Net Sales                                     0              611,114                 0                 0                 0
                                                 --           ----------           -------           -------           -------
             TOTAL SALES                          0           56,872,696                 0                 0                 0

Cost of Sales                                     0           55,655,463            25,000            20,546                 3
                                                 --           ----------           -------           -------           -------

            GROSS PROFIT                          0            1,217,233           (25,000)          (20,546)               (3)

Selling, general & administrative
  expenses                                        0               14,836                 0                 0            33,714
                                                 --           ----------           -------           -------           -------

           OPERATING INCOME                       0            1,202,397           (25,000)          (20,546)          (33,717)

Interest Expense, net                             0                    0                 0                 0                (6)
Intercompany Interest, net                        0               82,958                 0                 0                 0
Preferred Stock Accretion                         0                    0                 0                 0                 0
Miscellaneous (Income)/Expense                    0                    0                 0                 0                 0
Corporate Allocation Adjustment                   0            1,373,163                 0                 0                 0
Commission Income                                 0                    0                 0                 0                 0
Commission Expense                                0                    0                 0                 0                 0
Royalty Income                                    0                    0                 0                 0                 0
Royalty Expense                                   0                    0                 0                 0                 0
Income from Invest in JV                          0                    0                 0                 0                 0
Minority Interest in Cons Net Income              0                    0                 0                 0                 0
Dividend Income                                   0                    0                 0                 0                 0
Discount/Income for Carcorp                       0                    0                 0                 0                 0
Gain/(Loss) Early Extinguishment of Debt          0                    0                 0                 0                 0
Discount/Premium on Hedges                        0                    0                 0                 0                 0
(Gain)/Loss on Hedges                             0                    0                 0                 0                 0
(Gain)/Loss on Swaps                              0                    0                 0                 0                 0
NAAIS Intercompany Sales Profit                   0                    0                 0                 0                 0
loss on Sale of Receivables                       0                    0                 0                 0                 0
Restructuring Provision                           0                    0                 0                 0                 0
Foreign Transactions-(Gain)/Loss                  0                    0                 0            47,363               578
Amort of Discount on NPV of Liabilities           0                    0                 0                 0                 0
(Gain)/Loss Sale-Leaseback Transaction            0                    0                 0                 0                 0
                                                 --           ----------           -------           -------           -------

  INCOME FROM CONTINUING OPERATIONS
        BEFORE INCOME TAXES                       0             (253,724)          (25,000)          (67,909)          (34,289)

Federal Income Tax                                0                    0                 0                 0                 0
State Income Tax                                  0                    0                 0                 0                 0
Foreign Income Tax                                0                    0                 0                 0                 0
Other Income Tax                                  0                    0                 0                 0                 0
                                                 --           ----------           -------           -------           -------

      INCOME FROM CONTINUING OPERATIONS           0             (253,724)          (25,000)          (67,909)          (34,289)

Discontinued Operations (Gain)/Loss               0                    0                 0                 0                 0
Gain/Loss on Sale of Divisions                    0                    0                 0                 0                 0
Extraordinary Items                               0                    0                 0                 0                 0
Integration                                       0                    0                 0                 0                 0
                                                 --           ----------           -------           -------           -------
              NET INCOME                          0             (253,724)          (25,000)          (67,909)          (34,289)
                                                 ==           ==========           =======           =======           =======

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                 Filing to Date (May 17, 2005 - April 29, 2006)

                                                                                               Collins & Aikman
                                                     Collins & Aikman       New Baltimore         Automotive     Collins & Aikman
                                                     Automotive (Asia),    Holdings, L.L.C.    Services, L.L.C.   Automotive Mats,
                                                       Inc. 05-55991          05-55992             05-55981       L.L.C. 05-55969
                                                     ------------------    ----------------    ----------------  -----------------
Net Outside Sales                                               0                  0                     0               0
I/C Net Sales                                                   0              1,592                     0               0
                                                         --------           --------                    --              --
              TOTAL SALES                                       0              1,592                     0               0

Cost of Sales                                              74,191            181,051                     0               0
                                                         --------           --------                    --              --

            GROSS PROFIT                                  (74,191)          (179,459)                    0               0

Selling, general & administrative expenses                809,961                  0                     0               0
                                                         --------           --------                    --              --

          OPERATING INCOME                               (884,153)          (179,459)                    0               0

Interest Expense, net                                           0                  0                     0               0
Intercompany Interest, net                                      0                  0                     0               0
Preferred Stock Accretion                                       0                  0                     0               0
Miscellaneous (Income)/Expense                                  0                  0                     0               0
Corporate Allocation Adjustment                                 0                  0                     0               0
Commission Income                                               0                  0                     0               0
Commission Expense                                              0                  0                     0               0
Royalty Income                                                  0                  0                     0               0
Royalty Expense                                                 0                  0                     0               0
Income from Invest in JV                                        0                  0                     0               0
Minority Interest in Cons Net Income                            0                  0                     0               0
Dividend Income                                                 0                  0                     0               0
Discount/Income for Carcorp                                     0                  0                     0               0
Gain/(Loss) Early Extinguishment of Debt                        0                  0                     0               0
Discount/Premium on Hedges                                      0                  0                     0               0
(Gain)/Loss on Hedges                                           0                  0                     0               0
(Gain)/Loss on Swaps                                            0                  0                     0               0
NAAIS Intercompany Sales Profit                                 0                  0                     0               0
loss on Sale of Receivables                                     0                  0                     0               0
Restructuring Provision                                         0                  0                     0               0
Foreign Transactions-(Gain)/Loss                            2,191                  0                     0               0
Amort of Discount on NPV of Liabilities                         0                  0                     0               0
(Gain)/Loss Sale-Leaseback Transaction                          0                  0                     0               0
                                                         --------           --------                    --              --

 INCOME FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                               (886,344)          (179,459)                    0               0

Federal Income Tax                                              0                  0                     0               0
State Income Tax                                                0                  0                     0               0
Foreign Income Tax                                              0                  0                     0               0
Other Income Tax                                                0                  0                     0               0
                                                         --------           --------                    --              --

  INCOME FROM CONTINUING OPERATIONS                      (886,344)          (179,459)                    0               0

Discontinued Operations (Gain)/Loss                             0                  0                     0               0
Gain/Loss on Sale of Divisions                                  0                  0                     0               0
Extraordinary Items                                             0                  0                     0               0
Integration                                                     0                  0                     0               0
                                                         --------           --------                    --              --
            NET INCOME                                   (886,344)          (179,459)                    0               0
                                                         ========           ========                    ==              ==

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                                                     Collins & Aikman                                      Dura
                                                    Collins & Aikman Canada Domestic  Collins & Aikman                  Convertible
                                                      Corporation    Holding Company    Products Co.   JPS Automotive, Systems, Inc.
                                         Total          05-55927         05-55930         05-55932     Inc. 05-55935     05-55942
                                     -------------  ---------------- ---------------- ---------------- --------------- -------------
Cash                                    69,333,677               0              0         68,691,710          14,562          3,000
Accounts Receivable-Trade, net         151,179,343               0              0       (133,477,708)     30,285,462     10,676,361
Other Non-Trade Receivables              5,902,346               0              0          2,658,961               0         21,579
Inventories, net                        99,547,283               0              0         13,803,474      14,483,822      6,788,980
Tooling and Molding, net-current        58,156,592               0              0          7,064,045               0       (364,335)
Prepaids & Other Current Assets         68,545,801               0              0         32,003,244      12,336,499      4,031,740
Deferred Tax Assets-current                (87,825)              0              0         (1,224,646)        130,000              0
                                     -------------     -----------    -----------      -------------     -----------     ----------

      Total Current Assets             452,577,217               0              0        (10,480,919)     57,250,346     21,157,324

Investments in Subsidiaries          2,534,708,519      83,367,715     97,290,718      1,683,436,352               0              0
Fixed Assets, net                      322,630,793               0              0         41,770,364      52,180,409      4,027,690
Goodwill, net                          978,554,071               0              0        167,961,702      15,120,048      3,067,744
Deferred Tax Assets-Long Term           25,938,826               0              0         29,975,226               0              0
Tooling and Molding, net-Long Term       8,407,797               0              0          1,247,501       1,374,821              0
Other Noncurrent Assets                 90,781,082               0              0         67,754,317        (805,052)        21,607
Intercompany Accounts - Net            153,178,858               0              0        179,922,509       5,988,673     (3,776,849)
Pre-Petition Intercompany - Net        683,934,662     206,452,371    301,541,773        591,759,159      95,571,554     14,020,251
                                     -------------     -----------    -----------      -------------     -----------     ----------

           Total Assets              5,250,711,824     289,820,086    398,832,490      2,753,346,212     226,680,799     38,517,766
                                     =============     ===========    ===========      =============     ===========     ==========

Notes Payable                                    0               0              0                  0               0              0
Short Term Borrowings                            0               0              0                  0               0              0
Advance on Receivables                           0               0              0                  0               0              0
Current Portion-Long Term Debt         245,562,575               0              0        245,562,575               0              0
Current Portion-Capital Leases                   0               0              0                  0               0              0
Accounts Payable                        40,689,531               0              0          9,441,079       6,413,521      1,745,967
Accrued Interest Payable                 7,270,105               0              0          7,270,105               0              0
Accrued & Other Liabilities             86,691,682               0              0         73,030,699       4,603,677      1,113,930
Income Taxes Payable                    (5,639,514)              0              0         (5,658,370)              0              0
                                     -------------     -----------    -----------      -------------     -----------     ----------

  Total Current Liabilities            374,574,380               0              0        329,646,088      11,017,198      2,859,897

Liabilities Subject to Compromise    2,388,837,987               0              0      2,155,767,121      25,073,957     11,950,432
                                     -------------     -----------    -----------      -------------     -----------     ----------

       Total Liabilities             2,763,412,366               0              0      2,485,413,209      36,091,155     14,810,328

                                     -------------     -----------    -----------      -------------     -----------     ----------
           Total Equity              2,487,299,458     289,820,086    398,832,490        267,933,003     190,589,644     23,707,438

                                     -------------     -----------    -----------      -------------     -----------     ----------
   Total Liabilities & Equity        5,250,711,824     289,820,086    398,832,490      2,753,346,212     226,680,799     38,517,766
                                     =============     ===========    ===========      =============     ===========     ==========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                                                     Southwest                     Collins & Aikman
                                   Collins & Aikman Owosso Thermal   Laminates,   Amco Convertible   International  Collins & Aikman
                                     Development    Forming, L.L.C.     Inc.        Fabrics, Inc.     Corporation    Accessory Mats,
                                   Company 05-55943    05-55946       05-55948       05-55949         05-55951       Inc. 05-55952
                                   ---------------- --------------- ------------  ---------------- ---------------- ----------------
Cash                                           0             0            2,166            0             5,572          408,365
Accounts Receivable-Trade, net                 0       833,597       10,842,054            0                 0       10,344,413
Other Non-Trade Receivables                    0             0                0       95,400                 0           66,665
Inventories, net                               0       599,391        3,337,573    3,362,303                 0        3,227,692
Tooling and Molding, net-current               0             0                0            0                 0        1,931,262
Prepaids & Other Current Assets                0       107,218           65,894    1,576,154               442          977,320
Deferred Tax Assets-current                    0             0           91,421            0                 0                0
                                      ----------    ----------       ----------   ----------       -----------       ----------

        Total Current Assets                   0     1,540,207       14,339,108    5,033,857             6,014       16,955,716

Investments in Subsidiaries                    0             0                0            0       164,130,994                0
Fixed Assets, net                              0     3,539,573        1,940,862            0                 0       14,099,576
Goodwill, net                         15,000,000             0       12,747,886            0                 0                0
Deferred Tax Assets-Long Term                  0             0                0            0                 0                0
Tooling and Molding, net-Long Term             0        26,140                0            0                 0                0
Other Noncurrent Assets                        0             0                0            0                 0          657,468
Intercompany Accounts - Net                    0      (472,189)       8,223,484    7,870,485           (17,300)      10,169,982
Pre-Petition Intercompany - Net             (133)   (7,148,028)     (21,760,689)  11,914,486       148,997,775        9,835,166
                                      ----------    ----------       ----------   ----------       -----------       ----------

            Total Assets              14,999,867    (2,514,298)      15,490,651   24,818,829       313,117,483       51,717,908
                                      ==========    ==========       ==========   ==========       ===========       ==========

Notes Payable                                  0             0                0            0                 0                0
Short Term Borrowings                          0             0                0            0                 0                0
Advance on Receivables                         0             0                0            0                 0                0
Current Portion-Long Term Debt                 0             0                0            0                 0                0
Current Portion-Capital Leases                 0             0                0            0                 0                0
Accounts Payable                               0       (75,582)         518,488      271,631                 0          566,044
Accrued Interest Payable                       0             0                0            0                 0                0
Accrued & Other Liabilities                    0       131,014          484,129    1,480,220                 0        4,234,017
Income Taxes Payable                           0             0                0            0                 0                0
                                      ----------    ----------       ----------   ----------       -----------       ----------
       Total Current Liabilities               0        55,432        1,002,617    1,751,851                 0        4,800,061

Liabilities Subject to Compromise              0     1,656,659        1,090,184    1,486,176                 0        9,291,562
                                      ----------    ----------       ----------   ----------       -----------       ----------

          Total Liabilities                    0     1,712,091        2,092,802    3,238,027                 0       14,091,624

                                      ----------    ----------       ----------   ----------       -----------       ----------
             Total Equity             14,999,867    (4,226,389)      13,397,850   21,580,802       313,117,483       37,626,284

                                      ----------    ----------       ----------   ----------       -----------       ----------
      Total Liabilities & Equity      14,999,867    (2,514,298)      15,490,651   24,818,829       313,117,483       51,717,908
                                      ==========    ==========       ==========   ==========       ===========       ==========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                   Collins & Aikman                Collins & Aikman Collins & Aikman
                                      Automotive    Brut Plastics,    Automotive     Asset Services, Collins & Aikman Wickes Asset
                                    Interiors, Inc.      Inc.       Exteriors, Inc.       Inc.        Plastics, Inc.   Management,
                                       05-55956       05-55957         05-55958          05-55959        05-55960     Inc. 05-55962
                                   ---------------- -------------- ---------------- ---------------- ---------------- -------------
Cash                                       21,500          0               18,739                 0           1,000              0
Accounts Receivable-Trade, net         47,412,451          0           52,712,973                 0      95,875,658              0
Other Non-Trade Receivables                     0          0            1,711,107                 0       1,029,184         28,581
Inventories, net                       19,203,710          0           12,699,294                 0       1,645,670              0
Tooling and Molding, net-current                0          0              151,152                 0      33,401,770              0
Prepaids & Other Current Assets         9,003,995          0            3,325,730                 0         405,738          2,100
Deferred Tax Assets-current                     0          0                    0                 0               0              0
                                     ------------         --          -----------       -----------    ------------     ----------

       Total Current Assets            75,641,657          0           70,618,993                 0     132,359,020         30,681

Investments in Subsidiaries                     0          0                    0       (17,789,881)     81,550,000              0
Fixed Assets, net                      77,733,370          0           60,817,076                 0       6,728,294         23,365
Goodwill, net                         139,898,759          0          189,072,932                 0     116,820,923              0
Deferred Tax Assets-Long Term                   0          0                    0                 0               0              0
Tooling and Molding, net-Long Term      5,342,009          0              233,340                 0          51,299              0
Other Noncurrent Assets                19,660,152          0           (3,958,844)                0           6,084              0
Intercompany Accounts - Net           (27,313,226)         0          (24,170,126)                0     (13,800,004)         5,532
Pre-Petition Intercompany - Net      (156,259,906)         0          (39,844,471)         (126,097)   (180,387,731)    13,761,982
                                     ------------         --          -----------       -----------    ------------     ----------

         Total Assets                 134,702,815          0          252,768,901       (17,915,978)    143,327,885     13,821,560
                                     ============         ==          ===========       ===========    ============     ==========

Notes Payable                                   0          0                    0                 0               0              0
Short Term Borrowings                           0          0                    0                 0               0              0
Advance on Receivables                          0          0                    0                 0               0              0
Current Portion-Long Term Debt                  0          0                    0                 0               0              0
Current Portion-Capital Leases                  0          0                    0                 0               0              0
Accounts Payable                        2,316,056          0           15,248,106                 0         167,200            (14)
Accrued Interest Payable                        0          0                    0                 0               0              0
Accrued & Other Liabilities             3,560,295          0            4,610,150                 0        (177,018)           544
Income Taxes Payable                            0          0                    0                 0               0              0
                                     ------------         --          -----------       -----------    ------------     ----------
    Total Current Liabilities           5,876,350          0           19,858,256                 0          (9,818)           530

Liabilities Subject to Compromise      60,843,059          0           22,745,111                 0      67,985,164     (7,844,676)
                                     ------------         --          -----------       -----------    ------------     ----------

         Total Liabilities             66,719,409          0           42,603,367                 0      67,975,346     (7,844,146)

                                     ------------         --          -----------       -----------    ------------     ----------
           Total Equity                67,983,406          0          210,165,534       (17,915,978)     75,352,539     21,665,706

                                     ------------         --          -----------       -----------    ------------     ----------
     Total Liabilities & Equity       134,702,815          0          252,768,901       (17,915,978)    143,327,885     13,821,560
                                     ============         ==          ===========       ===========    ============     ==========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                                                   Collins & Aikman      Wickes
                                 Collins & Aikman Collins & Aikman     Automotive    Manufacturing Collins & Aikman Collins & Aikman
                                   Fabrics, Inc.  Properties, Inc. (Argentina), Inc.    Company     Interiors, Inc.   Europe, Inc.
                                     05-55963        05-55964          05-55965         05-55968     05-55970           05-55971
                                 ---------------- ---------------- ----------------- ------------- ---------------- ----------------
Cash                                     11,500           1,351         5,606                  0                 0               0
Accounts Receivable-Trade, net        7,017,087               0          (388)                 0                 0               0
Other Non-Trade Receivables              33,290               0        20,338                  0                 0               0
Inventories, net                     13,447,720               0             0                  0                 0               0
Tooling and Molding, net-current              0               0             0                  0                 0               0
Prepaids & Other Current Assets       3,549,573               0        26,833                  0                 0               0
Deferred Tax Assets-current             915,400               0             0                  0                 0               0
                                   ------------     -----------       -------        -----------      ------------     -----------

     Total Current Assets            24,974,570           1,351        52,389                  0                 0               0

Investments in Subsidiaries                   0               0             0                  0       200,858,103     120,915,758
Fixed Assets, net                    33,581,618               0             0                  0                 0               0
Goodwill, net                       192,724,235               0       203,000                  0                 0               0
Deferred Tax Assets-Long Term        (4,036,400)              0             0                  0                 0               0
Tooling and Molding, net-Long
  Term                                        0               0             0                  0                 0               0
Other Noncurrent Assets               5,234,318         111,252             0                  0                 0               0
Intercompany Accounts - Net           6,262,189         (18,900)            0           (296,221)                0               0
Pre-Petition Intercompany - Net    (154,999,925)    157,073,380             0         (8,886,028)     (145,234,274)     (1,135,736)
                                   ------------     -----------       -------        -----------      ------------     -----------

          Total Assets              103,740,605     157,167,082       255,389         (9,182,248)       55,623,829     119,780,021
                                   ============     ===========       =======        ===========      ============     ===========

Notes Payable                                 0               0             0                  0                 0               0
Short Term Borrowings                         0               0             0                  0                 0               0
Advance on Receivables                        0               0             0                  0                 0               0
Current Portion-Long Term Debt                0               0             0                  0                 0               0
Current Portion-Capital Leases                0               0             0                  0                 0               0
Accounts Payable                      1,221,018               0             0                  0                 0               0
Accrued Interest Payable                      0               0             0                  0                 0               0
Accrued & Other Liabilities           3,400,186               0         8,597        (11,549,617)                0               0
Income Taxes Payable                          0               0             0                  0                 0               0
                                   ------------     -----------       -------        -----------      ------------     -----------
    Total Current Liabilities         4,621,204               0         8,597        (11,549,617)                0               0

Liabilities Subject to
  Compromise                         20,825,757               0       179,471         (1,453,440)                0               0
                                   ------------     -----------       -------        -----------      ------------     -----------

        Total Liabilities            25,446,961               0       188,068        (13,003,057)                0               0

                                   ------------     -----------       -------        -----------      ------------     -----------
           Total Equity              78,293,644     157,167,082        67,321          3,820,809        55,623,829     119,780,021

                                   ------------     -----------       -------        -----------      ------------     -----------
    Total Liabilities & Equity      103,740,605     157,167,082       255,389         (9,182,248)       55,623,829     119,780,021
                                   ============     ===========       =======        ===========      ============     ===========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                              As of - April 29,2006


                                                                                 Collins & Aikman
                                    Comet Acoustics, Inc.    Gamble Development  Intellimold, Inc. 05-
                                          05-55972            Company 05-55974          55976
                                    ---------------------    ------------------  ---------------------
Cash                                                    0                     0                      0
Accounts Receivable-Trade, net                   (154,243)                    0                315,966
Other Non-Trade Receivables                             0                     0                      0
Inventories, net                                        0                     0                      0
Tooling and Molding, net-current                        0                     0                      0
Prepaids & Other Current Assets                         0                     0                 81,905
Deferred Tax Assets-current                             0                     0                      0
                                                 --------            ----------             ----------

     Total Current Assets                        (154,243)                    0                397,871

Investments in Subsidiaries                             0                     0                      0
Fixed Assets, net                                       0                     0                112,489
Goodwill, net                                           0                     0             (5,463,632)
Deferred Tax Assets-Long Term                           0                     0                      0
Tooling and Molding, net-Long Term                      0                     0                      0
Other Noncurrent Assets                                 0                     0                      0
Intercompany Accounts - Net                       154,243                     0                      0
Pre-Petition Intercompany - Net                      (510)           (1,842,290)             2,040,762
                                                 --------            ----------             ----------

         Total Assets                                (510)           (1,842,290)            (2,912,509)
                                                 ========            ==========             ==========

Notes Payable                                           0                     0                      0
Short Term Borrowings                                   0                     0                      0
Advance on Receivables                                  0                     0                      0
Current Portion-Long Term Debt                          0                     0                      0
Current Portion-Capital Leases                          0                     0                      0
Accounts Payable                                        0                     0                      0
Accrued Interest Payable                                0                     0                      0
Accrued & Other Liabilities                             0                  (71)                 18,750
Income Taxes Payable                                    0                     0                      0
                                                 --------            ----------             ----------

    Total Current Liabilities                           0                  (71)                 18,750

Liabilities Subject to Compromise                       0             (561,672)                  6,677
                                                 --------            ----------             ----------

      Total Liabilities                                 0             (561,743)                 25,427

                                                 --------            ----------             ----------
        Total Equity                                 (510)           (1,280,547)            (2,937,937)

                                                 --------            ----------             ----------
  Total Liabilities & Equity                         (510)           (1,842,290)            (2,912,509)
                                                 ========            ==========             ==========

                                                              Collins & Aikman
                                                            Automotive Overseas
                                     Becker Group, L.L.C..  Investment Inc. 05-      CW Management
                                           05-55977               55978           Corporation 05-55979
                                     ---------------------  -------------------   --------------------
Cash                                                 3,359                    0                      0
Accounts Receivable-Trade, net                  12,215,628                    0                      0
Other Non-Trade Receivables                        209,313                    0                      0
Inventories, net                                 5,062,305                    0                      0
Tooling and Molding, net-current                15,907,938                    0                      0
Prepaids & Other Current Assets                    445,333                    0                  2,500
Deferred Tax Assets-current                              0                    0                      0
                                              ------------                    -              ---------

     Total Current Assets                       33,843,875                    0                  2,500

Investments in Subsidiaries                              0                    0                      0
Fixed Assets, net                               19,082,629                    0                      0
Goodwill, net                                  132,589,075                    0                      0
Deferred Tax Assets-Long Term                            0                    0                      0
Tooling and Molding, net-Long Term                  65,382                    0                      0
Other Noncurrent Assets                          2,043,671                    0                      0
Intercompany Accounts - Net                      6,533,583                    0               (786,418)
Pre-Petition Intercompany - Net               (154,234,183)                   0              2,391,015
                                              ------------                    -              ---------

         Total Assets                           39,924,033                    0              1,607,096
                                              ============                    =              =========

Notes Payable                                            0                    0                      0
Short Term Borrowings                                    0                    0                      0
Advance on Receivables                                   0                    0                      0
Current Portion-Long Term Debt                           0                    0                      0
Current Portion-Capital Leases                           0                    0                      0
Accounts Payable                                 1,854,659                    0                      0
Accrued Interest Payable                                 0                    0                      0
Accrued & Other Liabilities                      1,643,397                    0               (786,418)
Income Taxes Payable                                     0                    0                      0
                                              ------------                    -              ---------

    Total Current Liabilities                    3,498,057                    0               (786,418)

Liabilities Subject to Compromise               13,633,565                    0              2,229,499
                                              ------------                    -              ---------

      Total Liabilities                         17,131,622                    0              1,443,081

                                              ------------                    -              ---------
        Total Equity                            22,792,411                    0                164,015

                                              ------------                    -              ---------
  Total Liabilities & Equity                    39,924,033                    0              1,607,096
                                              ============                    =              =========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                        Collins & Aikman
                                          Automotive          Collins & Aikman     Collins & Aikman
                                      International, Inc.     Carpet & Acoustic    Carpet & Acoustic
                                           05-55980          (TN), Inc. 05-55984  (MI), Inc. 05-55982
                                    -----------------------  -------------------  -------------------
Cash                                                      0               63,941                    0
Accounts Receivable-Trade, net                            0            6,213,128                    0
Other Non-Trade Receivables                               0                  598                    0
Inventories, net                                          0            1,885,348                    0
Tooling and Molding, net-current                          0               64,761                    0
Prepaids & Other Current Assets                           0              538,014                    0
Deferred Tax Assets-current                               0                    0                    0
                                                          -          -----------            ---------

      Total Current Assets                                0            8,765,791                    0

Investments in Subsidiaries                               0                    0                    0
Fixed Assets, net                                         0            6,354,065                    0
Goodwill, net                                             0                    0                    0
Deferred Tax Assets-Long Term                             0                    0                    0
Tooling and Molding, net-Long Term                        0               67,304                    0
Other Noncurrent Assets                                   0               56,109                    0
Intercompany Accounts - Net                               0             (536,282)               1,440
Pre-Petition Intercompany - Net                           0           (1,101,830)           4,192,741
                                                          -          -----------            ---------

          Total Assets                                    0           13,605,157            4,194,181
                                                          =          ===========            =========

Notes Payable                                             0                    0                    0
Short Term Borrowings                                     0                    0                    0
Advance on Receivables                                    0                    0                    0
Current Portion-Long Term Debt                            0                    0                    0
Current Portion-Capital Leases                            0                    0                    0
Accounts Payable                                          0              923,045                    0
Accrued Interest Payable                                  0                    0                    0
Accrued & Other Liabilities                               0              757,480                    0
Income Taxes Payable                                      0                    0                    0
                                                          -          -----------            ---------
    Total Current Liabilities                             0            1,680,525                    0

Liabilities Subject to Compromise                         0            3,427,543                8,117
                                                          -          -----------            ---------

        Total Liabilities                                 0            5,108,067                8,117

                                                          -          -----------            ---------
         Total Equity                                     0            8,497,089            4,186,064

                                                          -          -----------            ---------
    Total Liabilities & Equity                            0           13,605,157            4,194,181
                                                          =          ===========            =========

                                         Collins & Aikman
                                            Automotive           Collins & Aikman    Collins & Aikman
                                      International Services,  (Gibraltar) Limited   Automotive (Asia),
                                           Inc. 05-55985            05-55989          Inc. 05-55991
                                      -----------------------  -------------------  -------------------
Cash                                                        0                  594               80,712
Accounts Receivable-Trade, net                              0                    0                    0
Other Non-Trade Receivables                                 0                    0               27,331
Inventories, net                                            0                    0                    0
Tooling and Molding, net-current                            0                    0                    0
Prepaids & Other Current Assets                             0                    0               56,681
Deferred Tax Assets-current                                 0                    0                    0
                                                  -----------          -----------           ----------

      Total Current Assets                                  0                  594              164,723

Investments in Subsidiaries                                 0          120,948,761                    0
Fixed Assets, net                                           0                    0               60,066
Goodwill, net                                      (2,601,844)                   0             (635,460)
Deferred Tax Assets-Long Term                               0                    0                    0
Tooling and Molding, net-Long Term                          0                    0                    0
Other Noncurrent Assets                                     0                    0                    0
Intercompany Accounts - Net                           (20,546)             (15,566)            (728,928)
Pre-Petition Intercompany - Net                       864,220               32,732             (858,651)
                                                  -----------          -----------           ----------

          Total Assets                             (1,758,170)         120,966,522           (1,998,250)
                                                  ===========          ===========           ==========

Notes Payable                                               0                    0                    0
Short Term Borrowings                                       0                    0                    0
Advance on Receivables                                      0                    0                    0
Current Portion-Long Term Debt                              0                    0                    0
Current Portion-Capital Leases                              0                    0                    0
Accounts Payable                                            0                    0                    0
Accrued Interest Payable                                    0                    0                    0
Accrued & Other Liabilities                            95,112               17,010                9,027
Income Taxes Payable                                        0               18,853                    4
                                                  -----------          -----------           ----------
    Total Current Liabilities                          95,112               35,862                9,031

Liabilities Subject to Compromise                           0                    0                  163
                                                  -----------          -----------           ----------

        Total Liabilities                              95,112               35,862                9,194

                                                  -----------          -----------           ----------
         Total Equity                              (1,853,282)         120,930,659           (2,007,444)

                                                  -----------          -----------           ----------
    Total Liabilities & Equity                     (1,758,170)         120,966,522           (1,998,250)
                                                  ===========          ===========           ==========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - April 29, 2006

                                                                       Collins & Aikman
                                                   New Baltimore          Automotive        Collins & Aikman
                                                  Holdings, L.L.C.     Services, L.L.C..    Automotive Mats,
                                                      05-55992             05-55981         L.L.C.. 05-55969
                                                  ----------------     ----------------     ----------------
Cash                                                         0                 0                0
Accounts Receivable-Trade, net                          66,903                 0                0
Other Non-Trade Receivables                                  0                 0                0
Inventories, net                                             0                 0                0
Tooling and Molding, net-current                             0                 0                0
Prepaids & Other Current Assets                          8,888                 0                0
Deferred Tax Assets-current                                  0                 0                0
                                                    ----------                --               --

          Total Current Assets                          75,791                 0                0

Investments in Subsidiaries                                  0                 0                0
Fixed Assets, net                                      579,347                 0                0
Goodwill, net                                        2,048,703                 0                0
Deferred Tax Assets-Long Term                                0                 0                0
Tooling and Molding, net-Long Term                           0                 0                0
Other Noncurrent Assets                                      0                 0                0
Intercompany Accounts - Net                               (708)                0                0
Pre-Petition Intercompany - Net                     (2,694,223)                0                0
                                                    ----------                --               --

              Total Assets                               8,909                 0                0
                                                    ==========                ==               ==

Notes Payable                                                0                 0                0
Short Term Borrowings                                        0                 0                0
Advance on Receivables                                       0                 0                0
Current Portion-Long Term Debt                               0                 0                0
Current Portion-Capital Leases                               0                 0                0
Accounts Payable                                        78,313                 0                0
Accrued Interest Payable                                     0                 0                0
Accrued & Other Liabilities                              6,571                 0                0
Income Taxes Payable                                         0                 0                0
                                                    ----------                --               --

        Total Current Liabilities                       84,885                 0                0

Liabilities Subject to Compromise                      497,558                 0                0
                                                    ----------                --               --

              Total Liabilities                        582,443                 0                0
                                                    ----------                --               --

              Total Equity                            (573,534)                0                0

                                                    ----------                --               --
       Total Liabilities & Equity                        8,909                 0                0
                                                    ==========                ==               ==

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             AS OF - APRIL 29, 2006

                                                                         Collins & Aikman
                                                        Collins & Aikman Canada Domestic  Collins & Aikman
                                                          Corporation    Holding Company    Products Co.   JPS Automotive,
                                             Total          05-55927        05-55930          05-55932     Inc. 05-55935
                                         -------------  ---------------- ---------------- ---------------- ---------------
A/P - Trade - Pre Petition                 222,404,354         0                 0            46,514,984     20,736,266
A/P - Rec'd - Not Invoiced Pre Petition      3,283,402         0                 0                     0        399,789
A/P - Pre Petition Other                    (9,723,087)        0                 0              (107,037)      (587,757)
A/P - Tooling                               63,586,371         0                 0                     0              0
A/P - Capital                                1,711,368         0                 0                     0        103,885

PP Short Term Borrowings                             0         0                 0                     0              0
PP Accrued Liabilities                      70,790,731         0                 0            79,723,945        388,515
PP Accrued Local Property Tax                1,271,706         0                 0               193,881        200,708
PP Accrued Sales & Use Tax                    (330,071)        0                 0              (261,258)        65,364
PP Environmental Reserve                    34,213,880         0                 0            34,213,880              0
PP Disc Ops Reserve                                  0         0                 0                     0              0
PP Restructuring Reserve                    13,605,104         0                 0            13,605,104              0
PP Long Term Debt                        1,587,697,736         0                 0         1,587,697,736              0
PP Capital Leases                              (25,758)        0                 0               (25,758)             0

Long Term Debt                                       0         0                 0                     0              0
Capital lease Obligations-Long Term                  0         0                 0                     0              0
Deferred Income Taxes                       20,831,599         0                 0            20,831,599              0
Minority Interest in Consol Subs                     0         0                 0                     0              0
Preferred Stock of Products Co.            222,875,520         0                 0           222,875,520              0
Other Noncurrent Liabilities               156,645,130         0                 0           150,504,523      3,767,188
                                         -------------        --                --         -------------     ----------

Liabilities - Subject to Compromise      2,388,837,987         0                 0         2,155,767,121     25,073,957
                                         =============        ==                ==         =============     ==========

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - APRIL 29, 2006

                             Dura Convertible   Collins & Aikman   Owosso Thermal
                              Systems, Inc.       Development     Forming, L.L.C.. 05-  Southwest Laminates,     Amco Convertible
                                 05-55942       Company 05-55943         55946             Inc. 05-55948      Fabrics, Inc. 05-55949
                            ------------------  ----------------  --------------------  --------------------  ----------------------
A/P - Trade - Pre Petition     10,458,060              0               1,313,748               921,285             1,486,176
A/P - Rec'd - Not
   Invoiced Pre Petition                0              0                 281,835                     0                     0
A/P - Pre Petition Other                0              0                  61,076                     0                     0
A/P - Tooling                           0              0                       0                     0                     0
A/P - Capital                           0              0                       0                     0                     0

PP Short Term Borrowings                0              0                       0                     0                     0
PP Accrued Liabilities             81,471              0                       0               137,243                     0
PP Accrued Local Property
   Tax                                  0              0                       0                31,656                     0
PP Accrued Sales & Use Tax              0              0                       0                     0                     0
PP Environmental Reserve                0              0                       0                     0                     0
PP Disc Ops Reserve                     0              0                       0                     0                     0
PP Restructuring Reserve                0              0                       0                     0                     0
PP Long Term Debt                       0              0                       0                     0                     0
PP Capital Leases                       0              0                       0                     0                     0

Long Term Debt                          0              0                       0                     0                     0
Capital lease
   Obligations-Long Term                0              0                       0                     0                     0
Deferred Income Taxes                   0              0                       0                     0                     0
Minority Interest in
   Consol Subs                          0              0                       0                     0                     0
Preferred Stock of
   Products Co.                         0              0                       0                     0                     0
Other Noncurrent
   Liabilities                  1,410,901              0                       0                     0                     0
                               ----------            ---               ---------             ---------             ---------
Liabilities - Subject to
   Compromise                  11,950,432              0               1,656,659             1,090,184             1,486,176
                               ==========            ===               =========             =========             =========

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                             Collins & Aikman
                               International    Collins & Aikman     Collins & Aikman                           Collins & Aikman
                               Corporation       Accessory Mats,  Automotive Interiors,  Brut Plastics, Inc.  Automotive Exteriors,
                                 05-55951         Inc. 05-55952       Inc. 05-55956           05-55957            Inc. 05-55958
                            ------------------  ----------------  --------------------   -------------------  ---------------------
A/P - Trade - Pre Petition            0             8,482,955           61,588,729               0                   32,646,518
A/P - Rec'd - Not
   Invoiced Pre Petition              0                     0              280,487               0                      517,330
A/P - Pre Petition Other              0                26,237           (1,721,308)              0                   (7,164,942)
A/P - Tooling                         0                     0                    0               0                            0
A/P - Capital                         0                     0                  825               0                            0

PP Short Term Borrowings              0                     0                    0               0                            0
PP Accrued Liabilities                0                     0              529,769               0                   (4,067,345)
PP Accrued Local Property
   Tax                                0                     0              150,673               0                      200,764
PP Accrued Sales & Use Tax            0                     0                8,677               0                     (142,855)
PP Environmental Reserve              0                     0                    0               0                            0
PP Disc Ops Reserve                   0                     0                    0               0                            0
PP Restructuring Reserve              0                     0                    0               0                            0
PP Long Term Debt                     0                     0                    0               0                            0
PP Capital Leases                     0                     0                    0               0                            0

Long Term Debt                        0                     0                    0               0                            0
Capital lease
   Obligations-Long Term              0                     0                    0               0                            0
Deferred Income Taxes                 0                     0                    0               0                            0
Minority Interest in
   Consol Subs                        0                     0                    0               0                            0
Preferred Stock of
   Products Co.                       0                     0                    0               0                            0
Other Noncurrent
   Liabilities                        0               782,371                5,205               0                      755,641
                                    ---             ---------           ----------             ---                   ----------
Liabilities - Subject to
   Compromise                         0             9,291,562           60,843,059               0                   22,745,111
                                    ===             =========           ==========             ===                   ==========

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                         Collins & Aikman                                Wickes Asset                             Collins & Aikman
                       Asset Services, Inc.     Collins & Aikman      Management, Inc.   Collins & Aikman       Properties, Inc. 05-
                             05-55959         Plastics, Inc. 05-55960     05-55962     Fabrics, Inc. 05-55963          55964
                      ----------------------- ----------------------- ---------------- ----------------------   --------------------
A/P - Trade - Pre
   Petition                     0                   4,118,741               169,033          17,741,731                      0
A/P - Rec'd - Not
   Invoiced Pre
   Petition                     0                       8,296                     0                   0                      0
A/P - Pre Petition
   Other                        0                    (129,700)                    0             173,584                      0
A/P - Tooling                   0                  63,586,371                     0                   0                      0
A/P - Capital                   0                           0                     0           1,606,657                      0

PP Short Term
   Borrowings                   0                           0                     0                   0                      0
PP Accrued
   Liabilities                  0                     401,456            (8,013,709)            870,444                      0
PP Accrued Local
   Property Tax                 0                           0                     0             433,341                      0
PP Accrued Sales
   & Use Tax                    0                           0                     0                   0                      0
PP Environmental
   Reserve                      0                           0                     0                   0                      0
PP Disc Ops Reserve             0                           0                     0                   0                      0
PP Restructuring
   Reserve                      0                           0                     0                   0                      0
PP Long Term Debt               0                           0                     0                   0                      0
PP Capital Leases               0                           0                     0                   0                      0

Long Term Debt                  0                           0                     0                   0                      0
Capital lease
   Obligations-Long
   Term                         0                           0                     0                   0                      0
Deferred Income Taxes           0                           0                     0                   0                      0
Minority Interest in
   Consol Subs                  0                           0                     0                   0                      0
Preferred Stock of
   Products Co.                 0                           0                     0                   0                      0
Other Noncurrent
   Liabilities                  0                           0                     0                   0                      0
                              ---                  ----------           -----------          ----------                    ---
Liabilities -
   Subject to
   Compromise                   0                  67,985,164            (7,844,676)         20,825,757                      0
                              ===                  ==========           ===========          ==========                    ===

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                           Collins & Aikman
                             Automotive                                 Collins & Aikman
                          (Argentina), Inc. 05-   Wickes Manufacturing   Interiors, Inc.      Collins & Aikman     Comet Acoustics,
                                  55965             Company 05-55968        05-55970       Europe, Inc. 05-55971     Inc. 05-55972
                          ---------------------   --------------------  ----------------   ---------------------   -----------------
A/P - Trade - Pre
   Petition                       179,471                  45,651               0                   0                     0
A/P - Rec'd - Not
   Invoiced Pre Petition                0                       0               0                   0                     0
A/P - Pre Petition Other                0                       0               0                   0                     0
A/P - Tooling                           0                       0               0                   0                     0
A/P - Capital                           0                       0               0                   0                     0

PP Short Term Borrowings                0                       0               0                   0                     0
PP Accrued Liabilities                  0                (627,515)              0                   0                     0
PP Accrued Local
   Property Tax                         0                       0               0                   0                     0
PP Accrued Sales & Use
   Tax                                  0                       0               0                   0                     0
PP Environmental Reserve                0                       0               0                   0                     0
PP Disc Ops Reserve                     0                       0               0                   0                     0
PP Restructuring Reserve                0                       0               0                   0                     0
PP Long Term Debt                       0                       0               0                   0                     0
PP Capital Leases                       0                       0               0                   0                     0

Long Term Debt                          0                       0               0                   0                     0
Capital lease
   Obligations-Long Term                0                       0               0                   0                     0
Deferred Income Taxes                   0                       0               0                   0                     0
Minority Interest in
   Consol Subs                          0                       0               0                   0                     0
Preferred Stock of
   Products Co.                         0                       0               0                   0                     0
Other Noncurrent
   Liabilities                          0                (871,576)              0                   0                     0
                                  -------             -----------             ---                 ---                   ---
Liabilities - Subject to
   Compromise                     179,471              (1,453,440)              0                   0                     0
                                  =======             ===========             ===                 ===                   ===

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                                                                                            Collins & Aikman
                                                   Collins & Aikman                        Automotive Overseas      CW Management
                            Gamble Development    Intellimold, Inc.05-    Becker Group,     Investment Inc. 05-      Corporation
                             Company 05-55974            55976          L.L.C.. 05-55977          55978                05-55979
                            -------------------   --------------------  ----------------   --------------------    -----------------
A/P - Trade - Pre
   Petition                             0               6,677               12,443,552              0                        0
A/P - Rec'd - Not
   Invoiced Pre Petition                0                   0                1,805,534              0                        0
A/P - Pre Petition Other                0                   0                 (296,506)             0                        0
A/P - Tooling                           0                   0                        0              0                        0
A/P - Capital                           0                   0                        0              0                        0

PP Short Term Borrowings                0                   0                        0              0                        0
PP Accrued Liabilities           (561,672)                  0                 (319,016)             0                2,229,499
PP Accrued Local
   Property Tax                         0                   0                        0              0                        0
PP Accrued Sales & Use
   Tax                                  0                   0                        0              0                        0
PP Environmental Reserve                0                   0                        0              0                        0
PP Disc Ops Reserve                     0                   0                        0              0                        0
PP Restructuring Reserve                0                   0                        0              0                        0
PP Long Term Debt                       0                   0                        0              0                        0
PP Capital Leases                       0                   0                        0              0                        0

Long Term Debt                          0                   0                        0              0                        0
Capital lease
   Obligations-Long Term                0                   0                        0              0                        0
Deferred Income Taxes                   0                   0                        0              0                        0
Minority Interest in
   Consol Subs                          0                   0                        0              0                        0
Preferred Stock of
   Products Co.                         0                   0                        0              0                        0
Other Noncurrent
   Liabilities                          0                   0                        0              0                        0
                                 --------               -----               ----------            ---                ---------
Liabilities - Subject to
   Compromise                    (561,672)              6,677               13,633,565              0                2,229,499
                                 ========               =====               ==========            ===                =========

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                             Collins & Aikman                                               Collins & Aikman
                                Automotive        Collins & Aikman     Collins & Aikman        Automotive         Collins & Aikman
                            International, Inc.   Carpet & Acoustic   Carpet & Acoustic  International Services, (Gibraltar) Limited
                                 05-55980        (TN), Inc. 05-55984 (MI), Inc. 05-55982      Inc. 05-55985           05-55989
                            -------------------  ------------------- ------------------- ----------------------- -------------------
A/P - Trade - Pre
   Petition                          0                3,349,213               8,117                 0                     0
A/P - Rec'd - Not
   Invoiced Pre Petition             0                        0                   0                 0                     0
A/P - Pre Petition Other             0                        0                   0                 0                     0
A/P - Tooling                        0                        0                   0                 0                     0
A/P - Capital                        0                        0                   0                 0                     0

PP Short Term Borrowings             0                        0                   0                 0                     0
PP Accrued Liabilities               0                   17,646                   0                 0                     0
PP Accrued Local
   Property Tax                      0                   60,684                   0                 0                     0
PP Accrued Sales & Use
   Tax                               0                        0                   0                 0                     0
PP Environmental Reserve             0                        0                   0                 0                     0
PP Disc Ops Reserve                  0                        0                   0                 0                     0
PP Restructuring Reserve             0                        0                   0                 0                     0
PP Long Term Debt                    0                        0                   0                 0                     0
PP Capital Leases                    0                        0                   0                 0                     0

Long Term Debt                       0                        0                   0                 0                     0
Capital lease
   Obligations-Long Term             0                        0                   0                 0                     0
Deferred Income Taxes                0                        0                   0                 0                     0
Minority Interest in
   Consol Subs                       0                        0                   0                 0                     0
Preferred Stock of
   Products Co.                      0                        0                   0                 0                     0
Other Noncurrent
   Liabilities                       0                        0                   0                 0                     0
                                   ---                ---------               -----               ---                   ---
Liabilities - Subject to
   Compromise                        0                3,427,543               8,117                 0                     0
                                   ===                =========               =====               ===                   ===

                           COLLINS AIKMAN CORPORATION
                       LIABILITIES - SUBJECT TO COMPROMISE
                             As of - April 29, 2006

                                           Collins & Aikman            New Baltimore         Collins & Aikman     Collins & Aikman
                                         Automotive (Asia), Inc.   Holdings, L.L.C.. 05-   Automotive Services,   Automotive Mats,
                                               05-55991                   55992               L.L.C.. 05-55981    L.L.C.. 05-55969
                                         ----------------------    ---------------------   --------------------  -----------------
A/P - Trade - Pre Petition                         163                  193,283                       0                  0
A/P - Rec'd - Not Invoiced Pre Petition              0                   (9,869)                      0                  0
A/P - Pre Petition Other                             0                   23,267                       0                  0
A/P - Tooling                                        0                        0                       0                  0
A/P - Capital                                        0                        0                       0                  0

PP Short Term Borrowings                             0                        0                       0                  0
PP Accrued Liabilities                               0                        0                       0                  0
PP Accrued Local Property Tax                        0                        0                       0                  0
PP Accrued Sales & Use Tax                           0                        0                       0                  0
PP Environmental Reserve                             0                        0                       0                  0
PP Disc Ops Reserve                                  0                        0                       0                  0
PP Restructuring Reserve                             0                        0                       0                  0
PP Long Term Debt                                    0                        0                       0                  0
PP Capital Leases                                    0                        0                       0                  0

Long Term Debt                                       0                        0                       0                  0
Capital lease Obligations-Long Term                  0                        0                       0                  0
Deferred Income Taxes                                0                        0                       0                  0
Minority Interest in Consol Subs                     0                        0                       0                  0
Preferred Stock of Products Co.                      0                        0                       0                  0
Other Noncurrent Liabilities                         0                  290,877                       0                  0

                                                   ---                  -------                     ---                ---

Liabilities - Subject to Compromise                163                  497,558                       0                  0
                                                   ===                  =======                     ===                ===